EXHIBIT 10.31
                                        2 ROND POINT MAURICE
                                        BELLONTE
                                        31700 BLAGNAC FRANCE
                                        TELEPHONE 33 + 61 30 40 12
                                        TELECOPY: 33 + 61 30 40 11
                                        TELEX: AVSA 5211 55 F


                                   UNITED AIR LINES
                                   San Francisco

Fax 19.1.415.634.7117             Attention:     Jerry Pollock

Fax 61.93.43.41                    cc:       Tom Ellis
Fax 19.1.708.952-5104                        Yesso Tekerian
                                             Dick Coykendall


O/REF. AVSA/CA-SL-0182/95         Blagnac, February 10, 1995


SUBJECT:      * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION
      PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT




Dear Mr Pollock,

     Further to our discussions with You and Dick Coykendall, please find hereafter the terms of our offer with respect to the



              * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
      PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT














   S.A.R.L. AU CAPITAL DE 235 000 000 F - R.C.S. TOULOUSE B 330
                      926 672 - CODE APE 514S


              * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
      PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT











If you agree with the preceding, please sign below and return to AVSA by February 11, 1995.



Yours Sincerely,                        Agreed and accepted
                                        United Air Lines



/s/Sylyain Lebeuf                       /s/J.L. Pollock
Sylyain Lebeuf                          Senior Staff Specialist
Director of Contracts Administration    Aircraft Purchasing

Attachment 1



             * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
      PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
Attachment 2


             * CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
      PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT